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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 3, 2006

                            Kimco Realty Corporation

               (Exact Name of Registrant as Specified in Charter)

   Maryland                                1-10899              13-2744380
  ---------------                     --------------         ---------------
  (State or Other Jurisdiction       (Commission              (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)

                             3333 New Hyde Park Road
                       New Hyde Park, New York 11042-0020

                    (Address of Principal Executive Offices)

                              --------------------

                                 (516) 869-9000

              (Registrant's telephone number, including area code)

          (Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. Below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR240.14d-2b))
|_| Pre-commencement communications
    pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

         In accordance with the United States Securities and Exchange Commission's (the "SEC") requirement for transitional disclosure, Kimco Realty Corporation (the "Company") is re-issuing in an updated format the presentation of its historical financial statements in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144").

         During the nine months ended September 30, 2005, the Company sold and reclassified as held-for-sale certain properties. In accordance with SFAS 144, the Company has reported revenues, expenses, gains on disposition and loss on adjustment of property carrying values from these properties as discontinued operations for the periods presented in its quarterly report on Form 10-Q filed on November 4, 2005 for the quarter ended September 30, 2005.

         This Current Report on Form 8-K updates Items 6, 7 and 15(a)1 of the Company's 2004 Form 10-K to reflect the revenues and expenses of those properties sold and reclassified as held-for-sale during the nine months ended September 30, 2005 as discontinued operations for all periods presented. All other items of the Form 10-K remain unchanged. This reclassification has no effect on the Company's previously reported net income or net income per common share.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2006                        KIMCO REALTY CORPORATION
                                               (registrant)


                                               By:  /s/ Michael V. Pappagallo
                                               ---------------------------------
                                               Name: Michael V. Pappagallo
                                               Its: Executive Vice President
                                               and Chief Financial Officer




                                  EXHIBIT INDEX

EXHIBIT NO. DOCUMENT DESCRIPTION

23.1        Consent of Independent Registered Public Accounting Firm
99.1        Selected Financial Data
            Management's Discussion and Analysis of Financial Condition and
             Results of Operations Consolidated Financial Statements

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